Exhibit 99.1

Lehman Brothers 2006 Financial Services Conference Ralph Babb Chairman and Chief Executive Officer

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview $57.1 billion in assets Approximately $9.2 billion in market capitalization Among the top 20 bank holding companies in the U.S. Major markets include Michigan, California, Texas, Arizona and Florida Positive core operating trends in 2006

Our Strategy To deliver attractive returns to our shareholders over time by: Exporting our expertise to higher growth markets Continued investments to achieve balance amongst our businesses Building and enhancing customer relationships Improving risk management processes Holding ourselves accountable

By Business Segment Midwest Western Texas Florida International Revenue 800 410 163 30 44 By Business Segment Business Bank Retail Bank W&IM CA FL Revenues 780 420 247 0.15 0.02 Year-to-Date June 2006 Revenues: $1.4 Billion By Business Segment* By Market Segment* Business Bank $780MM 54% Retail Bank $420MM 29% W&IM $247MM 17% Midwest $800MM 56% Western $410MM 28% Texas $163MM 11% Florida $30MM 2% * Net of Finance / Other: ($24) million; reflects office of origination International $44MM 3%

By Business Segment Midwest Western Texas Florida International Net income 195 124 41 6 19 By Business Segment Business Bank Retail Bank W&IM CA FL Net income 284 73 28 0.15 0.02 Year-to-Date June 2006 Earnings: $394 Million By Business Segment* By Market Segment* * Net of Finance / Other: $9 million; reflects office of origination Business Bank $284MM 74% Retail Bank $73MM 19% W&IM $28MM 7% Midwest $195MM 51% Western $124MM 32% Texas $41MM 11% Florida $6MM 1% International $19MM 5%

Non-GAAP Financial Performance YTD YTD 1Q06 2Q06 6/05 6/06 GAAP EPS Before Cumulative Change in Accounting Principle $1.23 $1.22 $2.44 $2.45 Major Adjustments: - Provision for Credit Losses(1) (0.14) 0.00 (0.27) (0.14) - Interest on Tax Liabilities(2) 0.10 (0.02) 0.02 0.08 - Provision for Income Taxes(2) (0.10) 0.00 0.00 (0.10) Non-GAAP Adjusted EPS $1.09 $1.20 $2.19 $2.29 10% 5% (1) Assumes provision equals greater of reported provision or net credit-related charge-offs as calculated on a quarterly basis (2) 2Q06 includes a $6 million reduction in interest on tax liabilities from prior outstanding tax-related claims; 1Q06 includes $26 million of interest on tax liabilities and $16 million after-tax relief in the provision for income taxes related to the completion of the Corporation's federal tax returns for the years 1996-2000 Note: GAAP denotes Generally Accepted Accounting Principles

Retail Bank at a Glance 40% of average total deposits 13% of average total loans 18% of net income 711,000 Personal Banking customers 90,000 Small Business customers 378 banking centers Figures above as of second quarter 2006

Retail Bank at a Glance We're building a retail bank....beside a business bank We're not a mass market retail bank Our target segments are small businesses, entrepreneurs, business owners and the affluent

Retail Bank: Executing the Plan

Expanding Access Points In Just the Right Places Wealth Middle Market Personal Banking Small Business Requires commitment from at least 3 of 4 lines of business Banking Centers

Retail Bank Business Bank WIM Average Deposits 0.56 0.32 0.12 Retail Bank Business Bank WIM Average Loans 0.46 0.23 0.31 Contribution of New Banking Centers Loans: $227 million Deposits: $614 million Reflects 2Q06 average balances for the 46 banking centers open three years or less

Banking Center Expansion Meeting 18 month accretion goal Deposits at new banking centers are ahead of expectations Location of New Banking Centers 2004 2005 YTD 8/06 2006 Target California 9 8 4 12 Arizona 0 2 2 2 Texas 3 7 2 6 Florida 0 0 2 3 Michigan 5 1 1 1 Total 17 18 11 24

MI TX AZ CA FL Banking Centers 0.65 0.16 0.01 0.16 0.02 MI TX AZ CA FL Banking Centers 0.46 0.2 0.05 0.25 0.04 Banking Center Expansion: Growing in the Growth Markets June 2006 2010 Projected 378 Banking Centers 512 Banking Centers

Small Business Banking: It's Working 7.5% increase in average loans* 5.0% increase in number of deposit accounts* 1.4% increase in deposit balances* Comerica Loan Center Introduced new credit card reward program New on-line treasury management products Positive pay, stop payment, ACH, account transfers, wire transfers *Second quarter 2006 compared to second quarter 2005

Product Development and Enhancement Consumer Deposits: On The Job Banking campaign Three new "relationship checking" packages Small Business line of credit and treasury management packages Technology Improving process delivery for small business & micro loan products TRiO to improve customer service, productivity and sales management New Partnerships Established new partnership for credit card delivery for consumers and small business Enhanced Sales Training and Incentive Compensation Programs Retail Bank: Executing the Plan

By Business Segment Private Banking Trust Investment Management Brokerage & Insurance Revenue 76 89 44 38 YTD June 2006 Revenue: $247 million Private Banking $76MM 31% Trust $89MM 36% Investment Management $44MM 18% Brokerage & Insurance $38MM 15% Wealth & Institutional Management at a Glance

Wealth & Institutional Management: On the Right Path to Growth Strategy taking hold ...still ample opportunities within our client base and in growing markets Driving new business with investment performance, customer satisfaction and sales focus Making gains in efficiency and improving margins in our fee businesses

YTD June 05 YTD June 06 YOY% Loans $ 3,351 $ 3,531 5.4% Deposits $ 2,433 $ 2,485 2.1% Trust & Investment Assets $ 135,672 $ 141,288 4.1% Noninterest Income $ 158 $ 170 7.8% Dollars in millions Wealth & Institutional Management: Driving New Business

YTD June 05 YTD June 06 YOY% Assets/FTE * $ 88,733 $ 96,839 9.1% Revenues/FTE $151,438 $175,749 16.1% New Annualized Fees/FTE >New Annualized Fees Less Munder/FTE $ 7,156 $ 2,645 $ 9,531 $ 4,732 33.2% 78.9% Loans & Deposits/FTE * $ 3,851 $ 4,036 4.8% Headcount 1,529 1,459 -4.6% * Period-end balances in thousands Efficiency Metrics Wealth & Institutional Management: Making Gains in Efficiency

Wealth & Institutional Management: Executing the Plan Sales Focus Recruited new sales and relationship professionals across the country Re-engineered the Insurance business Strong Investment Performance Customized, flexible solutions

The Business Bank at a Glance Our relationship banking model is the cornerstone of our commercial lending business - our competitive edge We offer the same capabilities of much larger banks but with the superior customer service of smaller banks We're successfully exporting our expertise to higher growth markets

Midwest & Other Western Texas Florida International 2005 Avg Loans Outstanding 16.4 11.5 4.4 1.4 1.9 Midwest & Other Western Texas Florida International 2Q05 Average Loans Outstanding 15.9 10 3.6 1.1 2.4 Business Bank: Broadening Geographic Balance 2Q06: $35.6 billion* 2Q05: $33.0 billion* *Excludes average Financial Services Division loans of $1.1B in 2Q05 and $2.6B in 2Q06, respectively Geography based on office of origination Year-over-Year Average Loan Outstandings up 8%*

Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* 2005 Avg Loans Outstanding 14.7 5.4 5.1 4.3 3.5 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses 2005 Average Loans Outstanding 15.3 6.4 4.8 5.1 4 Business Bank: Broadening Line of Business Balance Year-over-Year Average Loan Outstandings up 8%* * Excludes average Financial Services Division loans of $1.1B in 2Q05 and $2.6B in 2Q06, respectively ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 2Q06: $35.6 billion* 2Q05: $33.0 billion*

Texas Western* Florida Midwest & Other Total Business Bank* 4Q05 0.19 0.11 0.14 -0.07 0.02 1Q06 0.13 0.22 0.39 0.02 0.11 2Q06 0.43 0.26 0.73 0.06 0.19 * Excludes Financial Services Division loans Positive Momentum in the Business Bank Annualized Average Loan Growth

Business Bank: Executing the Plan Introducing New Products ACH Positive Pay Business Deposit Capture products Increasing Cross Sales Enhanced treasury management sales incentive plan Driving Geographic Balance Expansion across Comerica footprint: Municipalities Private Equity Financial Services Division Heavy Equipment Group

Financial Services Division Depository services to title, escrow and related real estate segments Fully staffed Attractive funding source: $4.8 billion in average noninterest-bearing deposits in second quarter 2006 Activity slowing with weakening housing market Reducing low interest rate loans and service charges in tandem with decreasing deposit levels Expanding geographic reach

How Comerica Manages Credit Risk Continual review of credit policies New, more quantitatively-based risk models Credit Loss Forecasting model Migration studies Cost effective tools to enhance efficiency and data integrity Independent Asset Quality Review function

Significant Credit Improvements 2001 2002 2003 2004 2005 6/6/2006 NPA's 627 579 538 339 162 174 2001 2002 2003 2004 2005 YTD 6/06 Net Loan Charge-offs 189 481 365 194 110 35 2001 2002 2003 2004 2005 YTD 6/06 Loans Transferred 702 733 660 332 222 71 2001 2002 2003 2004 2005 6/6/2006 Watch list loans 0.132 0.1 0.082 0.055 0.044 0.044

GM Ford Other Dealer Other Automotive-Domestic Ownership Other Automotive-Foreign Ownership 2005 Outstandings 0.5 0.7 3.6 2 0.7 December 31, 2005 Outstandings: $7.5 billion How We're Managing Automotive Period end dollars in $billions Automotive-Related Lending Dealer-Other $3.6B 48% Other Automotive- Domestic Ownership $2.0B 27% Other Automotive- Foreign Ownership $0.7B 9% Dealer: Accounts for 2/3 of our auto exposure 2/3 located in West 50% foreign nameplate Non-dealer automotive: 6% of total loan portfolio 1/3 foreign owned Reducing exposure Rigorous stress testing YTD June 2006 net loan charge-offs of $6 million Dealer-Ford $0.7B 9% Dealer-GM $0.5B 7%

3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Nonaccrual Loans $85 $74 $67 $44 $38 $22 $20 $43 Loans Transferred to Nonaccrual * 30 16 3 26 13 0 4 24 Net Loan Charge-offs 11 4 3 7 7 (2) 3 3 Net Lending-related Commitment Charge-offs 0 0 0 0 0 6 5 0 $ in millions * Based on analysis of nonaccrual loans with book balances greater than $2 million Automotive Credit Trends

Commercial Real Estate Loan Portfolio 12% year-over-year average loan growth Predominantly owner- occupied Adhere to conservative lending policies Portfolio performing well Owner Occupied/Other* Real Estate Construction Commercial Mortgage 2Q06 8428 3107 1510 2Q06: $13.0 billion Second quarter 2006 averages in $billions *Primarily owner occupied commercial mortgages

Commercial Real Estate Line of Business 13% of total outstandings Geographically diverse Construction: $3.1 billion 10% of total nonaccrual loans (25 bps of portfolio) YTD June 2006 net recoveries of $2 million Midwest & Other Western Texas Florida 6/30/2006 2869 2309 910 303 2Q06: $6.4 billion* Represents non-owner occupied CRE Second quarter 2006 averages in $billions *Includes $1.8 billion in loans not secured by Real Estate; geography reflects office of origination

Diversified Shared National Credit Portfolio Approx. 880 loans 17% of total outstanding Industry diversification mirrors total loan book 1% of nonaccrual loans as of June 2006 YTD June 2006 net loan charge-offs of $1 million Period-end outstandings as of June 30, 2006 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 6/30/2006 1686 2072 2389 406 922 445 June 30, 2006: $7.9 billion

2006 Full Year Outlook High-single digit average loan growth excluding Financial Services Division loans Average full year net interest margin of about 3.80% Credit-related net charge-offs of 15 to 20 basis points of average loans and, for the remainder of 2006, a provision for credit losses slightly in excess of credit-related net charge-offs Low-single digit noninterest income growth, excluding net gain on sales of businesses Low-single digit noninterest expense growth, excluding the provision for credit losses on lending-related commitments Active capital management Based on assessment as of second quarter 2006 10-Q filing date (August 1, 2006)

Financial Targets Over a Cycle Revenues 6 - 8% Noninterest Expenses 4 - 5% Net Charge-offs 35 - 50 bps Tier 1 Common Equity Ratio 7 - 8% Return on Equity 15 - 18% EPS Growth 7 - 10%

Returning Capital to Shareholders Chart excludes Imperial Bancorp prior to 2001 and all restructuring charges. Buyback Dividend '95 0.816 0.383 '96 1.698 0.364 '97 0.826 0.353 '98 0.594 0.34 '99 0.35 0.344 '00 0.36 0.342 '01 0.544 0.393 '02 0.908 0.557 '03 0.57 0.528 '04 0.96 0.48 '05 1.04 0.43 Historical Total Payout Average = 79% Dividends = 41% Buyback = 38%

Comerica: A Sound Investment Executing a focused, balanced growth strategy Leveraging our unique relationship banking model Managing credit risk Committed to delivering shareholder returns

APPENDIX

Second Quarter 2006 Highlights Second Quarter 2006 Compared to First Quarter 2006 Total revenues increased $33 million (5%) Annualized average loan growth of 15%*: 21% in Western market 34% in Texas market 5% in Midwest & Other Markets Net interest margin of 3.83% Strong credit quality: Net loan charge-offs of 15 basis points Nonperforming assets comprise 37 basis points of total loans and other real estate Noninterest expenses decreased $44 million * Loan growth figures exclude Financial Services Division loans

Second Quarter 2006 Average Loans Midwest & Other Western Texas Florida TOTAL Middle Market $9.2 $4.3 $1.6 $0.2 $15.3 Commercial Real Estate 2.9 2.3 0.9 0.3 6.4 Global Corporate Banking 3.8 0.7 0.3 0.0 4.8 National Dealer Services 0.7 3.3 0.2 0.9 5.1 Specialty Businesses* 1.7 3.5 1.4 0.0 6.6 SUBTOTAL - BUSINESS BANK $18.3 $14.1 $4.4 $1.4 $38.2 Small Business Banking 2.1 0.9 0.8 0.0 3.8 Personal Banking 2.0 0.0 0.2 0.0 2.2 SUBTOTAL - RETAIL BANK $4.1 $0.9 $1.0 $0.0 $6.0 Private Banking 1.7 1.0 0.5 0.4 3.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.7 $1.0 $0.5 $0.4 $3.6 TOTAL $24.1 $16.0 $5.9 $1.8 $47.8 $ in billions * Specialty Businesses: Entertainment, Energy, Fin'l Services Div, Leasing, and Technology & Life Sciences

How We're Managing Automotive Period end dollars in $billions * Total committed and discretionary facilities (includes outstanding and undrawn) Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending Automotive-Related Lending December 31 December 31 December 31 December 31 December 31 December 31 December 31 Exposure* Exposure* Exposure* Outstandings Outstandings Outstandings 2004 2005 2004 2005 Dealer $ 5.6 $ 6.6 $ 4.2 $ 4.8 Other Automotive: - Domestic Ownership 3.7 3.3 2.1 2.0 - Foreign Ownership 1.8 1.5 0.7 0.7 Total Other Automotive 5.5 4.8 2.8 2.7

By Business Segment Western Florida Midwest & Other Texas FL Net income 2.6 0.5 0.7 0.2 0.02 Franchise Distribution* Toyota / Lexus 18% Honda / Acura 16% Daimler Chrysler 14% Ford 14% General Motors 11% Nissan / Infinity 6% Other European 6% Other Asian 5% Other 10% 2Q06 Average Loans Outstanding: $5.1 billion Midwest & Other $0.7B 15% Western $3.3B 64% Texas $0.2B 4% Florida $0.9B 17% Geographic Dispersion * Based on 6/30/06 period-end outstandings. National Dealer Services

Loan Net Charge-offs by Line of Business

Second Quarter 2006 Average Deposits Midwest & Other Western Texas Florida TOTAL Middle Market $0.8 $3.0 $0.2 $0.0 $4.0 Commercial Real Estate 0.6 0.3 0.1 0.1 1.1 Global Corporate Banking 2.7 0.2 0.2 0.0 3.1 National Dealer Services 0.0 0.1 0.0 0.0 0.1 Specialty Businesses1 0.7 8.5 0.4 0.0 9.6 SUBTOTAL - BUSINESS BANK $4.8 $12.1 $0.9 $0.1 $17.9 Small Business Banking 2.1 0.8 0.9 0.0 3.8 Personal Banking 10.6 0.7 1.6 0.0 12.9 SUBTOTAL - RETAIL BANK $12.7 $1.5 $2.5 $0.0 $16.7 Private Banking 0.7 1.3 0.3 0.2 2.5 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.3 $0.3 $0.2 $2.5 Finance/Other2 4.9 0.0 0.0 0.0 4.9 TOTAL $23.1 $14.9 $3.7 $0.3 $42.0 $ in billions 1 Specialty Businesses: Entertainment, Energy, Fin'l Services Div., Leasing, and Technology and Life Sciences 2 Finance/Other includes $4.3B in Institutional CD's; included in Finance Division segment

New Banking Center Statistics About $2 million in capital outlay per banking center Average banking center size of 3,300 - 4,300 square feet Average first year expenses of $750 - $900 thousand Average banking center staff: 5.5 employees

Financial Services Division Data 4Q05 1Q06 2Q06 Balance Sheet Noninterest-Bearing $5.9 $4.7 $4.8 Interest-Bearing 2.6 2.3 1.8 Average Deposits $8.5 $7.0 $6.6 Average Loans $2.8 $2.9 $2.6 Noninterest Expenses Customer Services $19 $13 $9 Average Rates FSD Loans (Primarily Low-rate) 0.38% 0.43% 0.60% FSD Interest Bearing Deposits 3.38% 3.74% 3.88% Balance Sheet data in $billions; Non-interest Expense data in $millions

Munder Capital Management Excluding World Asset Management Financial History 2001 2002 2003 2004 2005 YTD 6/06 Revenue(1)(2) $(44) $29 $32 $42 $118 $41 Expenses(1)(3) 51 117 28 29 49 33 Pre-tax Income Before Cumulative Effect of Change in Accounting Principle (95) (88) 4 13 69 8 Cumulative Effect of Change in Accounting Principle 0 0 0 0 0 (12) Pre-tax Income After Cumulative Effect of Change in Accounting Principle $(95) $(88) $4 $13 $69 $(4) $ in millions (1) Revenue and expenses include $55 million and $2 million, respectively, related to the sale of Framlington in 2005. Revenue and expenses were reduced in 2001 by $57 million and $5 million, respectively, related to a long-term incentive plan at Framlington. (2) Revenue includes $5 million and $40 million impairment charges on deferred distribution costs in 2002 and 2001, respectively. (3) Expenses include $86 million goodwill impairment charge in 2002 and $11 million of goodwill amortization in 2001.

Debt Ratings